UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


        Date of report (Date of earliest event reported): April 16, 2003
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                                PVF CAPITAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)


        Ohio                         0-24948                   34-1659805
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(State or Other Jurisdiction)      (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)



30000 Aurora Road,  Solon,  Ohio                                  44139
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(Address of Principal Executive Offices)                        (Zip code)



       Registrant's telephone number, including area code: (440) 248-7171
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)  Not applicable


(b)  Not applicable


(c)  The following exhibit is filed herewith:


        Exhibit 99.1    Press Release dated April 16, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On April 16, 2003, PVF Capital Corp. (the "Company") issued a press release announcing its unaudited financial results for the quarter and nine month periods ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PVF CAPITAL CORP.



Date:    April 17, 2003                         By:/s/ C. Keith Swaney
                                                   -----------------------------
                                                   C. Keith Swaney
                                                   President, Chief Operating
                                                   Officer and Treasurer